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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2004


                      NEW CENTURY MORTGAGE SECURITIES, INC.


   (as depositor under an Indenture, dated as of September 29, 2004, providing for, inter alia, the issuance of Asset Backed Notes, Series 2004-3)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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
         Delaware                                      333-110474               33-0852169
         --------                                      ----------               ----------
(State or Other Jurisdiction                           (Commission              (I.R.S. Employer
of Incorporation                                       File Number)             Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                                         92612
------------------                                                         -----
(Address of Principal Executive Offices)                                 (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

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                                      -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
                  ------------

Description of the Notes and the Mortgage Pool

         As of the date hereof, New Century Mortgage Securities, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated September 27, 2004, in connection with the Registrant's issuance of a series of notes, entitled New Century Home Equity Loan Trust 2004-3, Asset Backed Notes, Series 2004-3 (the "Notes"), to be issued pursuant to an indenture, dated as September 29, 2004, among New Century Home Equity Loan Trust 2004-3 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2004-3 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Morgan Stanley & Co. Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

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                                      -3-


         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01       Financial Statements, and Exhibits.
                ----------------------------------

                (a) Financial Statements.

                    Not applicable.

                (b) PRO FORMA Financial Information.

                    Not applicable.

                (c) Exhibits

                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                    DESCRIPTION
      -----------                     -----------                                    -----------
           1                               99                    Computational Materials (as defined in Item 8) that
                                                                 have been provided by Morgan Stanley & Co.
                                                                 Incorporated to certain prospective purchasers of
                                                                 New Century Home Equity Loan Trust 2004-3, Asset
                                                                 Backed Notes, Series 2004-3 (filed in paper
                                                                 pursuant to the automatic SEC exemption pursuant to
                                                                 Release 33-7427, August 7, 1997).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2004

                                           NEW CENTURY MORTGAGE SECURITIES, INC.


                                           By: /s/ Kevin Cloyd
                                               ---------------------------------
                                           Name:   Kevin Cloyd
                                           Title:  Executive Vice President

                                Index to Exhibits


    Exhibit No.                                 Description                                Sequentially Numbered Page
    -----------                                 -----------                                --------------------------
        99.5          Computational  Materials  (as  defined  in Item 5) that have been provided  by Morgan  Stanley & Co.  Inc.  to certain  prospective purchasers  of New Century Home Equity Loan Trust  2004-3,  Asset
                      Backed Notes, Series 2004-3.

                                  EXHIBIT 99.2

                                [FILED BY PAPER]